Exhibit 10.6

ADDENDUM TO ASSET PURCHASE AGREEMENT

The following provisions (the “Addendum”) are hereby incorporated into, and are hereby made a part of, that certain Asset Purchase Agreement dated March 1, 2024 (the “Agreement”) between Advanced Voice Recognition Systems, Inc. a Nevada corporation, n/k/a Rivulet Entertainment, Inc. a Nevada corporation ("Buyer"), and Rivulet Media, Inc., a Delaware corporation ("Seller” or “Company") (individually, a “Party”; collectively, the “Parties”) and such provisions are effective retroactively to the date of the Agreement (the “Effective Date”).

1.Assets.

Acquired Assets. Buyer shall acquire, accept and purchase, the assets listed on Schedule 1.1(a) (the "Acquired Assets") which shall be amended to include The Dink Productions, LLC an Arizona limited Liability company.

2.Purchase Price. PURSUANT TO SCHEDULE 1.4(c) (the "Purchase Price") shall be amended by increasing  the common stock portion by 5,239,941 shares for a total of 95,024741 shares.

3. All other terms and conditions of the Agreement shall remain in full force and effect and said Agreement is hereby confirmed and ratified accordingly.

IN WITNESS WHEREOF, the Parties have caused this Addendum to the Asset Purchase Agreement to be duly executed and delivered as of September 6, 2024.

SELLERBUYER

RIVULET MEDIA, INC.                              Rivulet Entertainment, Inc.

a Delaware corporation                            a Nevada corporation

By/s/ Michael Witherill                                   By:/s/ Walter Geldenhuys

Michael Witherill                                                    Walter Geldenhuys

President and Director                                       President, Chief Executive Officer

SCHEDULE 1.1(a) (amended)

ACQUIRED ASSETS

(Films in Caps)

Nutcracker Productions, LLC

NUTCRACKERS

Good News Productions, LLC

TAURUS

PBP Productions, LLC

PLEASE BABY PLEASE

Mistress Movie, LLC

THE MISTRESS

LAC2 Productions, LLC

LAW ABIDING CITIZEN

Acolyte Productions, LLC

ACOLYTE

Storyland Productions, LLC

Da Vinci Productions, LLC

DA VINCI’S MOTHER

Garden Production, LLC

THE GARDEN

The Dink Productions,  LLC

Maughan Music, Inc.

Rivulet Media Ventures, LLC

Rivulet Media (name)

Rivulet Films (name)

SCHEDULE 1.4(c) (amended)

PURCHASE PRICE

The purchase price (hereinafter (“Purchase Price”) will be as follows:

Nutcracker Productions, LLC

NUTCRACKERS:

Cash $5,440,281

Stock 54,500,000

Good News Productions, LLC

TAURUS:

Cash $288,990

Stock 2,892,000

PBP Productions, LLC

PLEASE BABY PLEASE

Cash $140,966

Stock 1,409,370

Mistress Movie, LLC

THE MISTRESS:

Cash $87,600

Stock 870,445

LAC2 Productions, LLC

Cash $1,497,260

Stock 15,000,000

Acolyte Productions, LLC

ACOLYTE

Cash $1,497,260

Stock 15,000,000

Storyland Productions, LLC

Cash $50,345

Stock 500,000

Da Vinci Productions, LLC

DA VINCI’S MOTHER

Garden Production, LLC

THE GARDEN

Maughan Music, Inc.

Cash $50,345

Stock 500,000

Rivulet Media Ventures, LLC

Cash $997,838

Stock 10,000,000

Rivulet Media (NAME):

Cash $10,069

Stock 100,000

Rivulet Films (NAME):

Cash $10,069

Stock 100,000

The Dink Productions,  LLC

Stock 5,239,941

Total shares 105,583,045 @ .90

95,024,741

Total cash $10,069,000